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                                  EXHIBIT 99.1
                                  ------------

                Estimates and Projections of Home Director, Inc.

                       PROJECTED STATEMENTS OF OPERATIONS
                                 PERIODS AS SHOWN
                                  (000 OMITTED)
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                                              9 MOS          PROJECTED    PROJECTED  PROJECTED   PROJECTED   PROJECTED
                                   CY2001     ENDING 9/30    Q/E 12/31    CY2002     Q/E 3/31    Q/E 6/30    Q/E 9/30
                                 ----------  -------------  -----------  ---------  ----------  ----------  ----------
NET REVENUES                     $  13,226   $      8,004   $    2,376   $ 10,380   $   2,700   $   3,300   $   3,850
COST OF REVENUES                 $   8,775   $      5,209   $    1,407   $  6,616   $   1,650   $   2,012   $   2,353
                                 ----------  -------------  -----------  ---------  ----------  ----------  ----------

GROSS PROFIT                     $   4,452   $      2,795   $      969   $  3,764   $   1,050   $   1,288   $   1,497
                                 ----------  -------------  -----------  ---------  ----------  ----------  ----------

OPERATING EXPENSES:
   GENERAL & ADMINISTRATIVE      $   5,422   $      2,496   $      605   $  3,101   $     600   $     670   $     680
   SALES & MARKETING             $   5,752   $      1,856   $      552   $  2,408   $     665   $     650   $     690
   RESEARCH & DEVELOPMENT        $   6,087   $        546   $      204   $    750   $     110   $     110   $     110
                                 ----------  -------------  -----------  ---------  ----------  ----------  ----------
      TOTAL OPERATING EXPENSES   $  17,261   $      4,898   $    1,361   $  6,259   $   1,375   $   1,430   $   1,480
                                 ----------  -------------  -----------  ---------  ----------  ----------  ----------

OPERATING INCOME(LOSS)(EBITDA)    ($12,809)       ($2,103)       ($392)   ($2,495)      ($325)      ($142)  $      17

TOTAL OTHER INCOME (EXPENSE)      ($17,572)  $        908        ($345)  $    563       ($121)       ($96)       ($97)
                                 ----------  -------------  -----------  ---------  ----------  ----------  ----------

EARNINGS BEFORE INCOME TAXES      ($30,381)       ($1,195)       ($737)   ($1,932)      ($446)      ($238)       ($80)

INCOME TAX EXPENSE               $       0   $          0   $        0   $      0   $       0   $       0   $       0
                                 ----------  -------------  -----------  ---------  ----------  ----------  ----------

NET INCOME                        ($30,381)       ($1,195)       ($737)   ($1,932)      ($446)      ($238)       ($80)
                                 ==========  =============  ===========  =========  ==========  ==========  ==========



                                  PROJECTED   PROJECTED PROJECTED PROJECTED
                                  Q/E 12/31   CY2003    CY2004    CY2005
                                 -----------  --------  --------  --------
NET REVENUES                     $    4,150   $14,000   $25,000   $45,000
COST OF REVENUES                 $    2,525   $ 8,540   $15,250   $27,450
                                 -----------  --------  --------  --------

GROSS PROFIT                     $    1,625   $ 5,460   $ 9,750   $17,550
                                 -----------  --------  --------  --------

OPERATING EXPENSES:
   GENERAL & ADMINISTRATIVE      $      700   $ 2,650   $ 3,200   $ 4,000
   SALES & MARKETING             $      720   $ 2,725   $ 3,600   $ 4,800
   RESEARCH & DEVELOPMENT        $      110   $   440   $   500   $   750
                                 -----------  --------  --------  --------
      TOTAL OPERATING EXPENSES   $    1,530   $ 5,815   $ 7,300   $ 9,550
                                 -----------  --------  --------  --------

OPERATING INCOME (LOSS)(EBITDA)  $       95     ($355)  $ 2,450   $ 8,000

TOTAL OTHER INCOME (EXPENSE)           ($96)    ($410)    ($425)    ($425)
                                 -----------  --------  --------  --------

EARNINGS BEFORE INCOME TAXES            ($1)    ($765)  $ 2,025   $ 7,575

INCOME TAX EXPENSE               $        0   $     0   $   710   $ 2,650
                                 -----------  --------  --------  --------

NET INCOME                              ($1)    ($765)  $ 1,315   $ 4,925
                                 ===========  ========  ========  ========



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